Exhibit 10.3
AMENDMENT TO
THE SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This AMENDMENT TO THE SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into as of March 30, 2017 (the “Amendment Effective Date”), among VOYA FINANCIAL, INC., a Delaware corporation (formerly known as ING U.S., Inc., which itself was formerly known as ING America Insurance Holdings, Inc.) (the “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, a Fronting L/C Issuer and Several L/C Agent.
R E C I T A L S
A.    Reference is made to the Second Amended and Restated Revolving Credit Agreement by and among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, a Fronting L/C Issuer and Several L/C Agent, dated as of May 6, 2016, (as amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise indicated herein, all capitalized terms used herein shall have the meanings set forth in the Credit Agreement.
B.    The Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement as of the date hereof, subject to the terms and conditions set forth in this Amendment.
In consideration of the foregoing and the mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent agree and acknowledge as follows:
1.Amendment to Credit Agreement. Section 6.01 of the Credit Agreement is hereby amended by amending and restating clause (c) in its entirety as follows:
“(c)    within 5 days after filing with the Applicable Insurance Regulatory Authority and in any event within 90 days after the end of each year, the annual Statutory Statement of each Insurance Subsidiary for such year, certified by the chief executive officer, chief financial officer, treasurer or controller of such Insurance Subsidiary as presenting fairly in all material respects the financial position of such Insurance Subsidiary for such year in accordance with SAP (or as otherwise required or permitted by the Applicable Insurance Regulatory Authority) as modified in accordance with permitted practices approved by the Applicable Insurance Regulatory Authority; provided, however, that, with respect to Security Life of

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Denver International Limited and Roaring River II, Inc., such annual Statutory Statement shall be provided within five days of their respective required date of filing, currently June 30 of each year; and”
2.    Representations. As a material inducement to the Lenders and the Administrative Agent to execute and deliver this Amendment, the Borrower represents and warrants to the Lenders and the Administrative Agent that on and as of the date hereof:
(a)    Borrower has all requisite corporate authority and power to execute, deliver, and perform its obligations under this Amendment, which execution, delivery, and performance (i) have been duly authorized by all necessary corporate action, (ii) require no approvals from any Governmental Authority that have not been obtained and are not in full force and effect, (iii) do not violate its certificate of incorporation or its bylaws, and (iv) do not violate any Law;
(b)    upon its execution and delivery by the Borrower, the Administrative Agent, and the Required Lenders, this Amendment and the Credit Agreement as amended hereby will constitute the legal and binding obligation of the Borrower, enforceable against the Borrower in accordance with this Amendment’s terms, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally;
(c)    no Default or Event of Default has occurred and is continuing; and
(d)    the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that those representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct tin all respects) as of such earlier date.
3.    Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon execution hereof by the Borrower, the Required Lenders and the Administrative Agent.
4.    Expenses. The Borrower shall pay all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.
5.    Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment,

(c) this Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) delivery of an executed counterpart of a signature page to this Amendment by telecopier, by electronic mail or by other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment, (g) this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, (h) except as provided in this Amendment, the Credit Agreement, the Notes, and the other Loan Documents are unchanged and are ratified and confirmed; and (i) except as provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
6.    Parties. This Amendment is a Loan Document. This Amendment binds and inures to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns, subject to Section 10.06 of the Credit Agreement.
The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.
[REMAINDER OF PAGE INTENTIONALLY BLANK.
SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the date set forth above.

VOYA FINANCIAL, INC.

By: /s/ David S. Pendergrass
Name: David S. Pendergrass
Title: Senior Vice President and Treasurer

By: /s/ Trevor Ogle
Name: Trevor Ogle
Title: Senior Vice President and Deputy General Counsel

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

BANK OF AMERICA, N.A., as the Administrative Agent, Swing Line Lender, a Fronting L/C Issuer and Several L/C Agent

By: /s/ Derek Miller
Name: Derek Miller
Title: Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

Industrial and Commercial Bank of China Ltd, New York Branch, as a Lender

By: /s/ Shulin Peng
Name: Shulin Peng
Title: Managing Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Ushma Dedhiva
Name: Ushma Dedhiya
Title: Authorized Signatory

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd. as a Lender

By: /s/ Suzanne Ley
Name: Suzanne Ley
Title: Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

Bank of Nova Scotia, as a Lender

By: /s/ Kevin Chan
Name: Kevin Chan
Title: Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

Credit Suisse AG, New York Branch, as a Lender

By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By: /s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

Morgan Stanley Bank, N.A., as a Lender

By: /s/ Harry Comninellis
Name: Harry Comninellis
Title: Authorized Signatory

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

JP Morgan Chase Bank, N.A., as a Lender

By: /s/ James S. Mintzer
Name: James S. Mintzer
Title: Executive Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

State Street Bank & Trust Company, as a Lender

By: /s/ Andrei Bourdine
Name: Andrei Bourdine
Title: Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

COMMERZBANK AG - New York Branch, as a Lender

By: /s/ Michael McCarthy
Name: Michael McCarthy
Title: Managing Director

By: /s/ Barry S. Feigenbaum
Name: Barry S. Feigenbaum
Title: Managing Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

SunTrust Bank, as a Lender

By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

U.S. Bank, National Association, as a Lender,

By: /s/ Tenzin Subhar
Name: Tenzin Subhar
Title: Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

BMO Harris Bank, N.A., as a Lender

By: /s/ Benjamin Mlot
Name: Benjamin Mlot
Title: Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

Citibank, N.A., as a Lender

By: /s/ Robert Chesley
Name: Robert Chesley
Title: Vice President and Managing Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

The Northern Trust Company, as a Lender

By: /s/ Joshua Metcalf
Name: Joshua Metcalf
Title: 2VP

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

BNP Paribas , as a Lender

By: /s/ W. Hampton Smith
Name: W. Hampton Smith
Title: Managing Director

By: /s/ Marguerite L. Lebon
Name: Marguerite L. Lebon
Title: Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Alaa Shraim
Name: Alaa Shraim
Title: Vice President

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

UNICREDIT BANK A.G, as a Lender

By: /s/ Michael A. Imperiale
Name: Michael A. Imperiale
Title: Director

By: /s/ Maria Lago
Name: Maria Lago
Title: Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

NATIONAL AUTRAILIA BANK LIMITED, as a Lender

By: /s/ Helen Hsu
Name: Helen Hsu
Title: Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

Wells Fargo Bank, National Association, as a Lender

By: /s/ Jocelyn Boll
Name: Jocelyn Boll
Title: Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

ING BANK NV., London Branch, as a Lender

By: /s/ A. Proller
Name: A. Proller
Title: Vice President

By: /s/ C. Rajaratnam
Name: C. Rajaratnam
Title: Director

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]

Mizuho Bank, Ltd., as a Lender

By: /s/ David Lim
Name: David Lim
Title: Authorized Signatory

[Voya - Signature Page to Amendment to the Second Amended and Restated Revolving Credit Agreement]